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                                                                   Exhibit 10.45


                            STOCK PURCHASE AGREEMENT


                  STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 18, 2000, by and between HealthGate Data Corp. (the "Corporation"), GE Capital Equity Investments, Inc. ("GE Equity") and NBC Internet, Inc. ("NBCi"; GE Equity and NBCi are referred to herein individually as a "Purchaser" and collectively as the "Purchasers").

                  WHEREAS, each Purchaser desires to purchase common stock, $.01 par value per share, of the Corporation ("Common Stock"); and

                  WHEREAS, the Corporation desires to issue Common Stock to each Purchaser;

                  NOW, THEREFORE, in consideration of the promises and the representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                  1. PURCHASE OF COMMON STOCK. The Corporation shall sell to each Purchaser, and each Purchaser shall purchase from the Corporation, on the Closing Date (as defined in Section 2), a number of shares of Common Stock (the "Shares") having an aggregate purchase price, in the case of NBCi, of $5,000,000 and, in the case of GE Equity, $3,750,000. The per Share cash consideration to be paid by each Purchaser shall be equal to the public offering price in the Corporation's initial public offering (the "IPO") (the "Purchase Price"), which shall be payable on the Closing Date by wire transfer of immediately available funds. On the Closing Date, upon receipt of such cash consideration, the Corporation shall deliver to each Purchaser a certificate or certificates representing the Shares purchased pursuant to this Agreement, registered in the name of the Purchaser.

                  2. THE CLOSING. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of counsel to the Corporation concurrently with the closing of the IPO, subject to the conditions precedent set forth in Section 8 of this Agreement having been satisfied or waived, or at such other time and/or place and/or on such date as the parties may mutually agree (the "Closing Date").

                  3. RESTRICTIONS ON TRANSFER. The Shares and the rights under this Agreement may be sold, pledged, hypothecated, assigned, conveyed, transferred or otherwise disposed of (each, a "transfer") only (a) (1) pursuant to an exemption from registration under the Securities Act in accordance with Rule 144, (2) in accordance with any other available exemption from the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or (3) pursuant to an effective registration statement under the Securities Act, (b) in accordance with any applicable federal and state securities laws and (c) if the transferee agrees in writing to be bound by the terms of this Agreement. Any transfer in violation of the terms of this Agreement shall be null and void.

                  4. REPRESENTATIONS AND WARRANTIES BY EACH PURCHASER AND THE CORPORATION. Each of the Purchasers and the Corporation hereby severally represents and warrants with respect to itself as follows:

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                           (a) It is duly organized and validly existing under
the laws of the state of its organization.

                           (b) It has been duly authorized to enter into this
Agreement and to consummate the transactions contemplated herein.

                           (c) This Agreement has been duly executed by it and
is a valid and binding obligation of it, enforceable against it in accordance with their respective terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

                           (d) Neither the execution or delivery of this
Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof conflict with or will result in a breach or violation of or default under any of the terms, conditions or provisions of (i) its organizational documents or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which it is a party or by which it or its assets are bound, subject to the Corporation obtaining the requisite consents and waivers referred to in Section 8(iii) below.

                           (e) Other than consents that will be obtained as of
the Closing Date, no consent or approval, authorization, order, registration or qualification of or with any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

                  5. REPRESENTATIONS AND WARRANTIES BY THE CORPORATION. (a) The Corporation hereby represents and warrants that the Shares issuable hereunder
(i) are duly authorized by the Corporation's certificate of incorporation, (ii) are duly authorized to be issued by the Corporation's board of directors, and
(iii) when issued, sold and delivered in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free of preemptive rights, taxes, security interests or adverse claims.

                           (b) Assuming the accuracy of the representations and
warranties contained in Section 6 hereof, the offer and sale of the Shares as contemplated hereby, is exempt from registration under the Securities Act and under applicable state securities and "blue sky" laws, as currently in effect.

                  6. REPRESENTATIONS AND WARRANTIES BY EACH PURCHASER. Each Purchaser hereby severally represents and warrants to the Corporation as to itself as follows:

                           (a) The Purchaser is an "accredited investor" as such
term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                           (b) The Purchaser understands that the Shares have
not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of such Purchaser's investment intent as expressed herein. The Purchaser acknowledges that the Shares, when


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received, must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser has been advised of or is aware of the provisions of Rule 144 promulgated under the Securities Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions contained therein. The Purchaser also understands that the transfer of its Shares may be subject to restrictions on transfer under state or federal securities laws or other federal or state regulatory laws and agrees that it will transfer such Shares only in compliance with such restrictions and laws and any other restrictions set forth herein, and that the Corporation will not be required to transfer on its books any such Shares until it receives a certificate from such transferring holder of a Share as to compliance with such terms.

                           (c) The Purchaser is acquiring the Shares for the
Purchaser's own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Purchaser has no present agreement, understanding or arrangement to subdivide, sell, assign or otherwise dispose of all or any part of the Shares.

                           (d) The Purchaser has carefully reviewed this
Agreement and has had the opportunity to make detailed inquiry concerning the Corporation, its business and its personnel. The Purchaser acknowledges that it has had the opportunity to ask questions of and receive answers from the Corporation.

                           (e) The Purchaser has such knowledge and experience
in financial and business matters that it is and will be capable of evaluating the merits and risks of the prospective investment in the Corporation; and is and will be able to bear the economic risk of the investment in the Corporation.

                           (f) The Purchaser understands that the operation of
the Corporation's business is subject to numerous risks and that the Common Stock is a speculative investment that involves a high degree of risk of loss of the entire investment therein. The Purchaser is cognizant of and understands such risks.

                  7. REGISTRATION RIGHTS. The Corporation agrees that the
Shares purchased pursuant to this Agreement shall constitute Registrable Securities for purposes of the Registration Agreement dated as of April 7, 1999 between the Corporation and the investors parties thereto (the "Registration Rights Agreement"), and agrees that, notwithstanding any provision of the Registration Rights Agreement, the Purchasers shall be entitled to demand registration of the Shares pursuant to the Registration Rights Agreement at any time after 180 days from the date of closing of the IPO; provided that, upon request of either Purchaser at any time after 120 days from the date of closing of the IPO, the Corporation shall take such actions as shall be necessary to be prepared to file a registration statement on the 181st day following the closing date of the IPO.

                  8. CONDITIONS TO THE CLOSING. The obligation of each of the parties hereto to consummate the transactions contemplated hereby is subject to
(i) the concurrent consummation of the IPO, (ii) there being in effect no law, rule, regulation, order or injunction which prohibits


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or makes illegal the consummation of the transaction contemplated hereby,
(iii) all consents and waivers required to be obtained from any stockholders of the Corporation in connection with the transactions contemplated hereby having been obtained, (iv) (a) in the case of each Purchaser, the accuracy as of the date when made and as of the Closing Date of the representations and warranties of the Corporation set forth herein or incorporated by reference herein and (b) in the case of the Corporation, the accuracy as of the date when made and as of the Closing Date of the representations and warranties of such Purchaser set forth herein and (v) in the case of each Purchaser, the receipt by such Purchaser of a certificate of the Corporation in the form previously furnished to the Corporation.

                  9. RESTRICTIONS ON TRANSFERABILITY.

                           (a) RESTRICTIVE LEGEND. Unless and until otherwise
permitted by this Section 9, each certificate representing the Shares and any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing the legend set forth below shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, CONVEYED, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY ___, 2000. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF HEALTHGATE DATA CORP."

                           (b) STATEMENT OF INTENTION TO TRANSFER; OPINION OF
COUNSEL. Each Purchaser, by its acceptance of this Agreement, agrees that prior to any transfer of any Shares, such Purchaser will deliver to the Corporation a notice of such proposed transfer and a signed copy of the opinion of such Purchaser's counsel (who may be an employee of such Purchaser) reasonably satisfactory to the Corporation as to the necessity or non-necessity for registration under the Securities Act in connection with such transfer.

                           (i) If, in the opinion of the Purchaser's counsel
                (which opinion shall be reasonably satisfactory to the Corporation), the proposed transfer of any Shares may be effected without registration under the Securities Act of such Shares, then the Purchaser shall be entitled to transfer such Shares in accordance with the intended method of disposition specified in the notice delivered by the Purchaser to the Corporation.

                           (ii) Notwithstanding the foregoing provisions of this
                Subsection (b), no opinion of any counsel need be furnished (a) in the event of any proposed transfer


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                of any Share to an institutional investor who is an
                "accredited investor" as defined in Regulation D promulgated under the Securities Act and which transfer is otherwise exempt from the registration requirements of the Securities Act or (b) in the event of any proposed transfer of Shares in connection with a registration under the Securities Act or
                (iii) in the event of any proposed transfer of Shares to an affiliate.

                           (c) TERMINATION OF RESTRICTIONS. Notwithstanding the
foregoing provisions of this Section 9, the restrictions imposed by this Section 9 upon the transferability of the certificates of Shares and the Shares shall cease and terminate as to any particular certificate of Shares or shares of capital stock when, (i) such certificate or Shares shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration or (ii) in the opinion of counsel for the Purchaser, if such opinion is reasonably satisfactory in form and substance to the Corporation, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this
Section 9 shall terminate as to any certificate of Shares, as hereinabove provided, the holder thereof shall be entitled to receive from the Corporation without expense, a new certificate for Shares not bearing the restrictive legend set forth in Subsection (a) of this Section.

                  10. MISCELLANEOUS.

                           (a) SUPPLEMENTS AND AMENDMENTS. This Agreement may be
supplemented, amended or waived only by a subsequent writing signed by each of the parties hereto.

                           (b) USE OF THE PURCHASER'S NAME. The Corporation
shall not, unless prior written consent is given by such Purchaser, such consent not to be unreasonably withheld, create or disseminate any publicity using either Purchaser's name or any trade name or mark thereof, except as, and only to the extent, required by law or legal process, including, without limitation, federal and state securities laws and filings with the Securities and Exchange Commission.

                           (c) COUNTERPARTS. This Agreement may be executed in
any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                           (d) SUCCESSORS AND ASSIGNS. Except as otherwise
provided herein, this Agreement and all of the terms and provisions hereof shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, trustees, legal representatives and assigns.

                           (e) ENTIRE  AGREEMENT. This instrument contains the
entire agreement of the parties as to the matters covered within, and there are no representations, covenants or other agreements except as stated or referred to herein.

                           (f) APPLICABLE LAW; VENUE. This Agreement shall be
deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in


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accordance with the laws of said State applicable to contracts made and to be performed wholly within said State without regard to the conflict of law principles thereof. Venue for any action to enforce the provisions of this agreement shall be exclusive in the federal and state courts located in the City of New York, State of New York.

                           (g) WAIVER OF TRIAL BY JURY. EACH OF THE PARTIES
HERETO HEREBY (I) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND (II) WAIVES SUCH RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST AS TO ANY ISSUE WITH RESPECT TO ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Such waiver of right to trial by jury is separately given, knowingly and voluntarily, by each of the parties hereto, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Each of the parties hereto is hereby authorized and requested to submit this Agreement to any court having jurisdiction, so as to serve as conclusive evidence of the other party's waiver of the right to trial by jury. Further, each of the parties hereto hereby certifies that no representative or agent of such party has represented, expressly or otherwise, to each of the parties hereto that the parties will not seek to enforce this waiver of right to trial by jury.

                           (h) SEVERABILITY. Every provision of this Agreement
is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder of the Agreement.

                           (i) NON-WAIVER. No provision of this Agreement shall
be deemed to have been waived, unless such waiver is contained in a written notice given to the party claiming such waiver has occurred, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

                           (j) EXPENSES. Each party shall pay its own expenses
and costs incurred or to be incurred in negotiating, closing and carrying out the transactions contemplated hereby, irrespective of whether such transactions are actually consummated.

                           (k)   TERMINATION PRIOR TO THE CLOSING. This
Agreement shall terminate prior to the Closing if the Closing does not occur within 40 calendar days from the date hereof.


                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Stock Purchase Agreement as of the date first above written.

                                          THE CORPORATION:

                                          HEALTHGATE DATA CORP.


                                          By: /s/ William S. Reece
                                              -------------------------------
                                              Name:  William S. Reece
                                              Title: Chairman and Chief
                                                     Executive Officer


                                          THE PURCHASERS:

                                          GE CAPITAL EQUITY INVESTMENTS, INC.


                                          By: /s/ ER Frank-Bailey
                                              -------------------------------
                                              Name:  ER Frank-Bailey
                                              Title: Managing Director


                                          NBC INTERNET, INC.


                                          By: /s/ Marc Sznajderman
                                              -------------------------------
                                              Name:  Marc Sznajderman
                                              Title: SVP Corporate Development



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